SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Investment Trust (Targeted International Equity Funds)

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Telephone Voting Script

Introduction

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding the Fidelity Targeted International Equity Funds. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect these funds and your investment in them. I am calling you to encourage you to vote your proxy if you have not yet done so.

Have you received the proxy material? The package was mailed in January. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" WHITE envelope P.O. Box 9131 Hingham, MA 02043-0131 return address.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: Could I please confirm your address for the purpose of sending proxy materials to you?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting March 14th. Inform the shareholder that if he/she wishes to vote by touch tone phone, toll-free he/she may do so using the information located on the proxy card. Thank the shareholder for his/ her time. (End phone call.)

I will have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for March 14th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. Or, you may fax your signed proxy card to 1-888- 451-VOTE (8683). Thank you for your time this evening. (End call.)

If YES: Q: Have you reviewed the material?

If NO: Please review the material at your earliest convenience and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled on March 14th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-8683.

If YES: Do you have any questions?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-3198, introduce the customer, and transfer the call. (End call.)

I'd be glad to transfer you to a Fidelity representative right now to help answer your questions. Please hold while I call Fidelity. (Once Fidelity rep answers and customer is still on hold ==> This is ______from DF King. We are assisting Fidelity in calling FidelityTargeted International Equity Fund shareholders to encourage them to vote the proxy that was recently mailed to them. I have a shareholder on hold and they have further questions I am unable to answer. Could you please speak to him/her? (Then conference call in customer and introduce customer to Fidelity rep ==> Hello, Mr./Ms. ______, I have ________ from Fidelity on the line and he/she'll be happy to help answer your questions. Thank you. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-3198. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

Thank the shareholder for his/ her time. (End phone call.)

Okay, I will give you Fidelity's phone number in case you'd like to call them at another time. The phone number is 1-800-544-3198. Thank you for your time this evening. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

To facilitate your voting of the proxy, you can vote by telephone. If you would like to vote by telephone, the next part of our call will be recorded. This is to ensure accuracy of your vote. Also, we will be sending you a confirmation letter for your records with a phone number to call in case any error was made in recording your vote, or if you wish to change your vote for any reason.

Would you like to vote by telephone?

If NO: Politely refer him/her to Fidelity at 1-800-544-3198. (End call)

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposals.

Could I please have the last four digits of your social security number? (If it doesn't match, ask for the last four digits of the social security number on the account.)

(If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail or touch tone phone, toll-free.)

I understand that you may feel uncomfortable giving part of your social security number over the phone. It is part of our required procedures, however, to ensure proper identification before we take any votes over the phone. Is this OK with you? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

Agrees to Give Last Four Digits of SSN:

Now I will read you the proposals and ask you whether you vote "For", "Against", or "Abstain".

Investment Trust (Targeted International Equity Funds)

The proposals are:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Pacific Basin Fund.

5. To approve an amended management contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each fund.

8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin, and Fidelity Southeast Asia Fund.

11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each fund.

12. To change Fidelity Emerging Markets Fund's policies concerning diversification.

13. To change Fidelity Latin America Fund's policies concerning diversification.

14. To change Fidelity Southeast Asia Fund's policies concerning diversification.

15. To change Fidelity Canada Fund's policies concerning diversification.

16. To change Fidelity Canada Fund's policy concerning industry concentration.

17. To change Fidelity China Region Fund's policy concerning industry concentration.

18. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.

19. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.

20. To modify Fidelity Latin America Fund's fundamental investment objective.

21. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.

22. To amend each fund's fundamental investment limitation concerning underwriting.

Do you vote "For", "Against" or "Abstain?"

Thank you. As I mentioned, I'll be sure to send a confirmation of your vote to you by mail. Thanks for your time this evening. (End call.)

Does Not Agree to Give Last Four Digits of SSN: Unfortunately, I will not be able to take your vote over the phone. What I can do is have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for March 14. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-VOTE (8683). Thank you for your time this evening. (End call.)

Fidelity Investments Targeted International Equity Funds

Log Sheet

Date__________________

DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit __________

Comments

Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative? Yes_______ No________

Fidelity Targeted International Equity Funds

Script for Leaving a Message on an Answering Machine

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding the Fidelity Targeted International Equity Funds. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it.

As an owner of a Fidelity Targeted International Equity Fund, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call Fidelity at 1-800 544-3198

Q&A

On what proposals am I encouraged to vote?

You may be asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Pacific Basin Fund.

5. To approve an amended management contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each fund.

8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin, and Fidelity Southeast Asia Fund.

11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each fund.

12. To change Fidelity Emerging Markets Fund's policies concerning diversification.

13. To change Fidelity Latin America Fund's policies concerning diversification.

14. To change Fidelity Southeast Asia Fund's policies concerning diversification.

15. To change Fidelity Canada Fund's policies concerning diversification.

16. To change Fidelity Canada Fund's policy concerning industry concentration.

17. To change Fidelity China Region Fund's policy concerning industry concentration.

18. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.

19. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.

20. To modify Fidelity Latin America Fund's fundamental investment objective.

21. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.

22. To amend each fund's fundamental investment limitation concerning underwriting.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1)

The proposal asks shareholders to approve an increase in the number of trustees from 12 to 14. This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of Fidelity Funds. Additionally, the proposal asks shareholders to adopt a more modern form of the Declaration of Trust (i.e., the fund's charter). The more modern charter is Fidelity's new standard for its funds. It gives the Trustees more flexibility and broader authority to act, including greater authority to amend the charter in the future without a shareholder vote.

What role does the Board play? (Proposal 2)

The Trustees oversee the investment policies of each fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the fund's contracts with Fidelity and other service providers. If Proposal 1 is approved, the fourteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 1 is not approved, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are we voting on the independent accountants and what is their role? (Proposal 3)

As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why is Fidelity Pacific Basin Fund proposing an amended management contract, including a change in performance adjustment benchmark? (Proposal 4)

The amended management contract modifies two aspects of the management fee that FMR receives from the fund for managing its investments and business affairs, and one other provision of the fund's existing management contract with FMR. The amended contract would (1) reduce the Group Fee Rate schedule, (2) change the index used to calculate the fund's Performance Adjustment from the Current Index to the Morgan Stanley Capital International All-Country Pacific Free Index, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The proposed change in the Performance Adjustment index will not directly affect the fund's investment policies, which permit FMR to use a variety of strategies in managing the fund. However, it will change the benchmark used to determine a portion of FMR's management fee. The proposed index is broader in scope than the current index and is more representative of the fund's possible investment universe. Please refer to the proxy statement for specific details.

Why are amended management contracts being proposed for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund? (Proposal 5)

For Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. For Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund, the Amended Contract modifies one aspect of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, the Amended Contract for each fund allows FMR and the trust, on behalf of the funds, to modify the management contract subject to the requirements of the 1940 Act.

Why are the funds proposing an amended sub-advisory agreement with FMR U.K. for each fund? (Proposal 6)

Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe.

Why are the funds proposing an amended sub-advisory agreement with FMR Far East for each fund? (Proposal 7)

Each fund's amended sub-advisory agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East.

Why are the funds proposing an amended sub-advisory agreement with FIIA for each fund? (Proposal 8)

Each fund's amended sub-advisory agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan).

Why are the funds proposing an amended sub-advisory agreement between FIIA and FIIA (U.K.)L for each fund? (Proposal 9)

Each fund's amended sub-advisory agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe.

Why are Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund proposing an amended sub-advisory agreement between FIIA and FIJ? (Proposal 10)

Each fund's amended sub-advisory agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia.

Why are the funds proposing a distribution and service plan pursuant to Rule 12b-1? (Proposal 11)

Rule 12b-1 promulgated by the SEC under the 1940 Act provides that an investment company (e.g. a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution." A copy of the Plan is attached to the proxy statement as Exhibit 11.

Why are Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, and Fidelity Canada Fund proposing to change their policies concerning diversification? (Proposals 12, 13, 14, 15)

The primary purpose of these proposals is to give the funds greater flexibility to invest over 5% of their assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local markets. This flexibility will allow the funds, when appropriate, to match or overweight positions relative to their respective benchmark indexes. We hope this will enable the funds to further take advantage of market opportunities within specific industries in their increasingly concentrated respective markets.

Why does Fidelity Canada Fund propose to change the fundamental investment limitation concerning industry concentration to permit the fund to invest up to 35% of its total assets in certain industries? (Proposal 16)

The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Canadian market as represented by an index determined by FMR to be an appropriate measure of the Canadian market. FMR recommended this change to the Board of Trustees in recognition of the fact that the Canadian market tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Canadian benchmarks, or to overweight specific industries relative to the local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions. Please see the proxy statement for more details on this proposal.

Why does the Fidelity China Region Fund propose to change its fundamental investment limitation concerning industry concentration? (Proposal 17)

This proposal makes one change from the current policy. It would include Taiwan as well as Hong Kong and China in the industry concentration policy. The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Hong Kong, Taiwanese, and Chinese market as represented by an index determined by FMR to be an appropriate measure of the Hong Kong, Taiwanese, and Chinese market. FMR recommended this change to the Board of Trustees in recognition of the fact that the Hong Kong, Taiwanese, and Chinese market, like the Hong Kong and Chinese market, tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Hong Kong, Taiwanese, and Chinese benchmarks, or to overweight specific industries relative to the local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in the Hong Kong, Taiwanese, and Chinese market relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions and would align the fund's concentration policy with its name test policy by including Taiwan.

Why do Fidelity Canada Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund propose to eliminate a fundamental investment policy and modify a related non-fundamental policy in each fund? (Proposals 18, 19 and 21)

Eliminating the non-fundamental policy and modifying the related non-fundamental policy of each fund will allow the funds to more clearly communicate their investment objectives and strategies to shareholders by standardizing investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. Making these changes will have no material effect on the way the funds are managed. Please see the proxy statement for more details on these proposals.

Why does Fidelity Latin America Fund propose to modify its fundamental investment objective? (Proposal 20)

The proposed modification is intended to describe the fund's investment approach more clearly, and to standardize investment disclosure across funds with similar investment disciplines. Please see the proxy statement for more details.

Why are the funds proposing to amend their fundamental investment limitations concerning underwriting? (Proposal 22)

The proposed amendments to each fund's fundamental underwriting limitation clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is December 18, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Investment Trust (Broadly Diversified International Equity Funds)

Fidelity Aggressive International Fund

Fidelity Diversified International Fund

Fidelity Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Telephone Voting Script

Introduction

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding the Fidelity Broadly Diversified International Equity Funds. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect these funds and your investment in them. I am calling you to encourage you to vote your proxy if you have not yet done so.

Have you received the proxy material? The package was mailed in January. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" WHITE envelope P.O. Box 9131 Hingham, MA 02043-0131 return address.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: Could I please confirm your address for the purpose of sending proxy materials to you?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting March 14th. Inform the shareholder that if he/she wishes to vote by touch tone phone, toll-free he/she may do so using the information located on the proxy card. Thank the shareholder for his/ her time. (End phone call.)

I will have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for March 14th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. Or, you may fax your signed proxy card to 1-888 - 451-VOTE (8683). Thank you for your time this evening. (End call.)

If YES: Q: Have you reviewed the material?

If NO: Please review the material at your earliest convenience and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled on March 14th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-8683.

If YES: Do you have any questions?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-3198, introduce the customer, and transfer the call. (End call.)

I'd be glad to transfer you to a Fidelity representative right now to help answer your questions. Please hold while I call Fidelity. (Once Fidelity rep answers and customer is still on hold ==> This is ______from DF King. We are assisting Fidelity in calling Fidelity Broadly Diversified International Equity Fund shareholders to encourage them to vote the proxy that was recently mailed to them. I have a shareholder on hold and they have further questions I am unable to answer. Could you please speak to him/her? (Then conference call in customer and introduce customer to Fidelity rep ==> Hello, Mr./Ms. ______, I have ________ from Fidelity on the line and he/she'll be happy to help answer your questions. Thank you. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-3198. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

Thank the shareholder for his/ her time. (End phone call.)

Okay, I will give you Fidelity's phone number in case you'd like to call them at another time. The phone number is 1-800-544-3198. Thank you for your time this evening. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

To facilitate your voting of the proxy, you can vote by telephone. If you would like to vote by telephone, the next part of our call will be recorded. This is to ensure accuracy of your vote. Also, we will be sending you a confirmation letter for your records with a phone number to call in case any error was made in recording your vote, or if you wish to change your vote for any reason.

Would you like to vote by telephone?

If NO: Politely refer him/her to Fidelity at 1-800-544-3198. (End call)

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposals.

Could I please have the last four digits of your social security number? (If it doesn't match, ask for the last four digits of the social security number on the account.)

(If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail or touch tone phone, toll-free.)

I understand that you may feel uncomfortable giving part of your social security number over the phone. It is part of our required procedures, however, to ensure proper identification before we take any votes over the phone. Is this OK with you? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

Agrees to Give Last Four Digits of SSN:

Now I will read you the proposals and ask you whether you vote "For", "Against", or "Abstain".

Investment Trust (Diversified Funds)

The proposals are:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract for each of Fidelity Global Balanced Fund and Fidelity Diversified International Fund.

5. To approve an amended management contract for each of Fidelity International Growth & Income Fund and Fidelity Overseas Fund.

6. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Worldwide Fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for each fund.

8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for each fund.

9. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for each fund.

11. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for each fund.

12. To eliminate a fundamental investment policy of Fidelity Diversified International Fund.

13. To eliminate a fundamental investment policy of Fidelity International Growth & Income Fund.

14. To eliminate a fundamental investment policy of Fidelity Overseas Fund.

15. To eliminate a fundamental investment policy of Fidelity Worldwide Fund.

16. To amend the fundamental investment limitation concerning underwriting for each fund.

17. To amend the fundamental investment limitation concerning concentration for Fidelity International Growth & Income Fund.

Do you vote "For", "Against" or "Abstain?"

Thank you. As I mentioned, I'll be sure to send a confirmation of your vote to you by mail. Thanks for your time this evening. (End call.)

Does Not Agree to Give Last Four Digits of SSN: Unfortunately, I will not be able to take your vote over the phone. What I can do is have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for March 14. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-VOTE (8683). Thank you for your time this evening. (End call.)

Fidelity Broadly Diversified International Equity Funds

Log Sheet

Date__________________

DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit __________

Comments

Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative? Yes_______ No________

Fidelity Broadly Diversified International Equity Funds

Script for Leaving a Message on an Answering Machine

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding the Fidelity Broadly Diversified International Equity Funds. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it.

As an owner of a Fidelity International Fund, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call Fidelity at 1-800-544-3198

Q&A

On what proposals am I encouraged to vote?

You may be asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract for each of Fidelity Global Balanced Fund and Fidelity Diversified International Fund.

5. To approve an amended management contract for each of Fidelity International Growth & Income Fund and Fidelity Overseas Fund.

6. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Worldwide Fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for each fund.

8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for each fund.

9. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for each fund.

11. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for each fund.

12. To eliminate a fundamental investment policy of Fidelity Diversified International Fund.

13. To eliminate a fundamental investment policy of Fidelity International Growth & Income Fund.

14. To eliminate a fundamental investment policy of Fidelity Overseas Fund.

15. To eliminate a fundamental investment policy of Fidelity Worldwide Fund.

16. To amend the fundamental investment limitation concerning underwriting for each fund.

17. To amend the fundamental investment limitation concerning concentration for Fidelity International Growth & Income Fund.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1)
The proposal asks shareholders to approve an increase in the number of trustees from 12 to 14. This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of Fidelity Funds. Additionally, the proposal askes shareholders to adopt a more modern form of the Declaration of Trust (i.e., the fund's charter). The more modern charter is Fidelity's new standard for its funds. It gives the Trustees more flexibility and broader authority to act, including greater authority to amend the charter in the future without a shareholder vote.

What role does the Board play? (Proposal 2)
The Trustees oversee the investment policies of each fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the fund's contracts with Fidelity and other service providers. If Proposal 1 is approved, the fourteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 1 is not approved, those twelve nominees (not including Ms. Johnson and Mr. Stavropouos) receiving the highest number of votes cast, shall be elected.

Why are we voting on the independent accountants and what is their role? (Proposal 3)
As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why are amended management contracts being proposed for Fidelity Global Balanced Fund and Fidelity Diversified International Fund? (Proposal 5)

For both Fidelity Global Balanced Fund and Fidelity Diversified International Fund the amended management contracts would reduce the management fee payable to FMR by each fund as FMR's assets under management increase.

Why are amended management contracts being proposed for Fidelity International Growth & Income Fund and Fidelity Overseas Fund? (Proposal 6)

For both Fidelity International Growth & Income Fund and Fidelity Overseas Fund, the amended management contract would reduce the management fee payable to FMR by each fund as FMR's assets under management increase, and would allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

Why is Fidelity Worldwide Fund proposing an amended management contract that includes adding a performance adjustment component to the management fee that FMR receives? (Proposal 7)

The amended management contract would (1) add a Performance Adjustment component to the management fee by comparing the fund's performance to that of the Morgan Stanley Capital International World Index (MSCI World Index), (2) reduce the Group Fee Rate schedule if FMR's assets under management exceed certain levels, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. FMR believes that adding a Performance Adjustment component to the management fee will align the interest of shareholders of the fund with those of the investment advisor.

Why are the funds proposing an amended sub-advisory agreement with FMR U.K. for each fund? (Proposal 8)

Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe.

Why are the funds proposing an amended sub-advisory agreement with FMR Far East for each fund? (Proposal 9)

Each fund's amended sub-advisory agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote subject to the requirements of the 1940 Act. Under each fund's current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East.

Why are the funds proposing an amended sub-advisory agreement with FIIA for each fund? (Proposal 10)

Each fund's amended sub-advisory agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan).

Why are the funds proposing an amended sub-advisory agreement between FIIA and FIIA (U.K.)L for each fund? (Proposal 11)

Each fund's amended sub-advisory agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K and Europe.

Why are the funds proposing an amended sub-advisory agreement between FIIA and FIJ? (Proposal 12)

Each fund's amended sub-advisory agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia.

Why are Fidelity Diversified International Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund proposing to eliminate a fundamental investment policy of each fund? (Proposals 13, 14, 15 and 16)

Elimination of these policies will allow the funds to more clearly communicate their investment objectives and strategies by standardizing their investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. Elimination of these policies is not expected to materially affect the way the funds are managed. Please see the proxy statement for more details.

Why are the funds proposing to amend their fundamental investment limitations concerning underwriting? (Proposal 17)

The proposed amendments to each fund's fundamental underwriting limitation clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

Why is Fidelity International Growth & Income Fund proposing to amend its fundamental investment limitations concerning the concentration of its investments in a single industry? (Proposal 18)

The primary purpose of the proposal is to modify certain language in the limitation to make it consistent with the language that is standard for concentration limitations of funds managed by FMR. FMR believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is December 18, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."